UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000,

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: September 30, 2013

Patrick F. Quan

International Growth and Income Fund

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

International Growth and Income FundSM Investment portfolio September 30, 2013 unaudited

Common stocks 91.53%
		Value
Financials 25.19%	Shares	(000)

AXA SA	8,627,200	$ 199,871
HSBC Holdings PLC (United Kingdom)	8,445,896	91,527
HSBC Holdings PLC (Hong Kong)	5,642,396	61,364
Prudential PLC	7,274,148	135,543
Sumitomo Mitsui Financial Group, Inc.	2,700,000	130,337
Mizuho Financial Group, Inc.	36,720,000	79,570
Shinsei Bank, Ltd.	31,393,000	76,011
BNP Paribas SA	1,037,530	70,181
Link Real Estate Investment Trust	13,415,418	65,815
Svenska Handelsbanken AB, Class A	1,455,000	62,237
SEGRO PLC	11,385,000	57,137
Sampo Oyj, Class A	1,235,000	53,064
Suncorp Group Ltd.	3,880,000	47,309
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	3,360,000	46,435
Allianz SE	271,650	42,704
AEON Financial Service Co., Ltd.	1,340,000	42,056
AEGON NV	5,265,000	38,962
Fairfax Financial Holdings Ltd.	94,800	38,636
Toronto-Dominion Bank	410,600	36,968
Piraeus Bank SA1	21,421,842	36,226
Sun Hung Kai Properties Ltd.	2,632,131	35,804
Tokyo Tatemono Co., Ltd.	3,475,000	31,747
Barclays PLC	6,880,000	29,572
Investment AB Kinnevik, Class B	810,000	28,043
ICICI Bank Ltd.	1,920,000	27,100
Mitsubishi Estate Co., Ltd.	905,000	26,663
Swedbank AB, Class A	1,030,000	23,992
Banco Santander, SA1	2,665,000	21,733
Agricultural Bank of China, Class H	45,920,000	21,137
Haitong Securities Co., Ltd., Class H	14,000,000	20,903
ING Groep NV, depository receipts[1]	1,730,000	19,545
Credit Suisse Group AG	594,146	18,146
Bank of the Philippine Islands	8,000,000	17,712
Bank of Nova Scotia	300,000	17,184
AIA Group Ltd.	2,837,600	13,336
Fibra Uno Administración, SA de CV	4,750,000	13,158
Banco Bilbao Vizcaya Argentaria, SA	883,076	9,868
		1,787,596
Consumer discretionary 11.41%

Wolters Kluwer NV	3,456,135	89,094
ProSiebenSAT.1 Media AG	1,768,000	75,104
Bayerische Motoren Werke AG	608,000	65,367
SJM Holdings Ltd.	22,100,000	62,118
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Toyota Motor Corp.	965,000	$ 61,555
Honda Motor Co., Ltd.	1,604,000	60,948
Nokian Renkaat Oyj	950,000	48,247
OPAP SA	4,291,200	47,894
Eutelsat Communications SA	1,030,000	32,565
H & M Hennes & Mauritz AB, Class B	735,000	31,920
SES SA, Class A (FDR)	1,075,000	30,759
HUGO BOSS AG	234,019	30,273
Intercontinental Hotels Group PLC	1,025,733	29,923
Wynn Macau, Ltd.	8,558,000	29,185
Naspers Ltd., Class N	300,000	27,741
Carnival PLC	765,000	25,933
Mediaset SpA[1]	4,580,000	18,588
Industria de Diseño Textil, SA	100,000	15,409
Cie. Financière Richemont SA, Class A	147,000	14,727
Christian Dior SA	61,000	11,962
		809,312
Energy 8.40%

TOTAL SA	2,667,800	154,814
Royal Dutch Shell PLC, Class B	4,434,300	153,229
Enbridge Inc.	2,187,947	91,379
Crescent Point Energy Corp.	1,260,000	47,706
Keyera Corp.	800,000	45,466
Paramount Resources Ltd.[1]	1,050,000	36,667
Coal India Ltd.	7,250,000	34,099
YPF Sociedad Anónima, Class D (ADR)	1,200,000	24,156
Transocean Ltd.	185,400	8,250
		595,766
Industrials 8.13%

Wolseley PLC	1,073,408	55,556
Marubeni Corp.	6,870,000	53,956
Meggitt PLC	5,574,168	49,542
Schneider Electric SA	556,282	47,043
Vallourec SA	700,000	41,923
Qantas Airways Ltd.[1]	28,011,000	38,544
Randstad Holding NV	683,000	38,475
European Aeronautic Defence and Space Co. EADS NV	500,000	31,856
Siemens AG	248,500	29,940
Abertis Infraestructuras, SA, Class A	1,500,000	29,151
Geberit AG	100,000	27,003
Leighton Holdings Ltd.	1,500,000	26,938
Kubota Corp.	1,680,000	24,219
Singapore Technologies Engineering Ltd	6,095,000	20,259
Globaltrans Investment PLC (GDR)	1,348,000	19,546
ASSA ABLOY AB, Class B	400,000	18,361
Ryanair Holdings PLC (ADR)	360,000	17,906
Mitsubishi Corp.	333,100	6,730
		576,948
Information technology 7.40%

STMicroelectronics NV	17,104,000	157,740
Taiwan Semiconductor Manufacturing Co. Ltd.	39,931,506	135,730
Quanta Computer Inc.	37,418,835	81,122
Common stocks
		Value
Information technology (continued)	Shares	(000)

ASM Pacific Technology Ltd.	2,851,300	$ 28,933
Nintendo Co., Ltd.	244,400	27,673
Baidu, Inc., Class A (ADR)[1]	165,000	25,605
Alcatel-Lucent[1]	6,600,000	23,643
ASML Holding NV	200,000	19,752
Spectris PLC	500,000	17,856
Infineon Technologies AG	736,500	7,368
		525,422
Utilities 6.48%

National Grid PLC	13,636,524	161,266
GDF SUEZ	6,199,249	155,740
Power Assets Holdings Ltd.	12,028,000	107,627
Enagás, SA	733,281	17,971
CLP Holdings Ltd.	1,550,000	12,620
E.ON SE	275,000	4,892
		460,116
Health care 6.20%

Novartis AG	2,313,100	177,764
AstraZeneca PLC	1,989,000	103,539
Sonic Healthcare Ltd.	2,559,801	38,662
GlaxoSmithKline PLC	1,350,000	34,039
Sanofi	306,258	31,062
Novo Nordisk A/S, Class B	130,000	22,071
Smith & Nephew PLC	1,520,000	18,972
Bayer AG	115,000	13,560
		439,669
Telecommunication services 5.65%

Vodafone Group PLC	24,537,052	85,802
Advanced Info Service PCL	6,285,200	51,238
Deutsche Telekom AG	2,700,000	39,139
KDDI Corp.	695,000	35,635
HKT Trust, units	35,095,000	32,942
Hellenic Telecommunications Organization SA1	3,136,200	32,670
BT Group PLC	5,779,000	32,034
Globe Telecom, Inc.	847,930	31,159
SoftBank Corp.	340,000	23,486
Orange	1,525,800	19,133
Swisscom AG	37,000	17,781
		401,019
Consumer staples 5.37%

British American Tobacco PLC	2,046,300	108,542
Imperial Tobacco Group PLC	2,150,000	79,602
Nestlé SA	604,700	42,293
Casino, Guichard-Perrachon SA	341,000	35,139
Wesfarmers Ltd.	500,000	19,185
AMOREPACIFIC Corp.	19,600	16,506
Unilever NV, depository receipts	423,000	16,455
Anheuser-Busch InBev NV	139,000	13,837
ITC Ltd.	2,475,000	13,457
Kimberly-Clark de México, SAB de CV, Class A	4,477,900	13,037
Common stocks
		Value
Consumer staples (continued)	Shares	(000)

Japan Tobacco Inc.	354,000	$ 12,713
Shoprite Holdings Ltd.	631,000	10,395
		381,161
Materials 3.99%

L’Air Liquide SA, bonus shares[2]	495,511	69,013
L’Air Liquide SA, non-registered shares	37,000	5,153
James Hardie Industries PLC (CDI)	3,780,000	37,661
Syngenta AG	80,800	33,004
Amcor Ltd.	3,075,000	30,006
Rio Tinto PLC	500,000	24,470
Givaudan SA	16,300	23,810
Linde AG	116,646	23,103
BASF SE	225,000	21,581
Impala Platinum Holdings Ltd.	1,241,352	15,315
		283,116
Miscellaneous 3.31%

Other common stocks in initial period of acquisition		234,644
Total common stocks (cost: $5,315,256,000)		6,494,769
Preferred stocks 0.18%

Financials 0.18%

HSBC Holdings PLC, Series 2, 8.00%	472,795	12,840
Total preferred stocks (cost: $12,000,000)		12,840
Warrants 0.37%

Financials 0.32%

Piraeus Bank, SA, warrants, expire 2018[1]	21,421,842	22,431
Miscellaneous 0.05%

Other warrants in initial period of acquisition		3,828
Total warrants (cost: $118,000)		26,259
Convertible securities 0.99%
	Principal amount
Consumer staples 0.69%	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR423,398	48,888
Financials 0.30%

Bank of Ireland 10.00% convertible notes 2016	€15,000	21,434
Total convertible securities (cost: $79,130,000)		70,322
Bonds, notes & other debt instruments 2.20%
	Principal amount	Value
U.S. Treasury bonds & notes 0.64%	(000)	(000)

U.S. Treasury 0.25% 2015	$11,950	$ 11,949
U.S. Treasury 4.00% 2015[3]	31,875	33,536
		45,485
Telecommunication services 0.39%

NII Capital Corp. 8.875% 2019	4,775	3,748
NII Capital Corp. 11.375% 2019[4]	7,200	7,488
NII Capital Corp. 7.625% 2021	23,025	16,463
		27,699
Bonds & notes of governments outside the U.S. 0.34%

Greek Government 2.00%/3.00% 2023[5]	€1,750	1,479
Greek Government 2.00%/3.00% 2024[5]	1,750	1,390
Greek Government 2.00%/3.00% 2025[5]	1,750	1,334
Greek Government 2.00%/3.00% 2026[5]	1,750	1,294
Greek Government 2.00%/3.00% 2027[5]	1,750	1,268
Greek Government 2.00%/3.00% 2028[5]	1,750	1,238
Greek Government 2.00%/3.00% 2029[5]	1,750	1,206
Greek Government 2.00%/3.00% 2030[5]	1,750	1,185
Greek Government 2.00%/3.00% 2031[5]	1,750	1,167
Greek Government 2.00%/3.00% 2032[5]	1,750	1,164
Greek Government 2.00%/3.00% 2033[5]	1,750	1,145
Greek Government 2.00%/3.00% 2034[5]	1,750	1,139
Greek Government 2.00%/3.00% 2035[5]	1,750	1,133
Greek Government 2.00%/3.00% 2036[5]	1,750	1,127
Greek Government 2.00%/3.00% 2037[5]	1,750	1,123
Greek Government 2.00%/3.00% 2038[5]	1,750	1,125
Greek Government 2.00%/3.00% 2039[5]	1,750	1,119
Greek Government 2.00%/3.00% 2040[5]	1,750	1,117
Greek Government 2.00%/3.00% 2041[5]	1,750	1,120
Greek Government 2.00%/3.00% 2042[5]	1,750	1,117
		23,990
Consumer discretionary 0.33%

Myriad International Holdings 6.00% 2020[4]	20,000	21,100
DaimlerChrysler North America Holding Corp. 6.50% 2013	1,990	2,004
		23,104
Financials 0.29%

Société Générale, junior subordinated 6.999% (undated)[6]	6,200	8,953
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[4,6]	$ 5,410	6,736
Westfield Group 5.70% 2016[4]	4,540	5,083
		20,772
Consumer staples 0.21%

British American Tobacco International Finance PLC 8.125% 2013[4]	12,159	12,263
British American Tobacco International Finance PLC 9.50% 2018[4]	2,000	2,687
		14,950
Total bonds, notes & other debt instruments (cost: $142,535,000)		156,000
	Principal amount	Value
Short-term securities 4.71%	(000)	(000)

Svenska Handelsbanken Inc. 0.18% due 11/19–11/20/2013[4]	$81,700	$ 81,680
Freddie Mac 0.10%–0.112% due 12/9–12/19/2013	75,700	75,695
National Australia Funding (Delaware) Inc. 0.15%–0.185% due 10/7–10/25/2013[4]	59,700	59,696
Federal Home Loan Bank 0.097%–0.10% due 11/15–12/16/2013	47,800	47,797
KfW 0.17% due 11/8/2013[4]	30,000	29,997
Gotham Funding Corp. 0.14% due 11/1/2013[4]	15,700	15,698
Sumitomo Mitsui Banking Corp. 0.13% due 10/24/2013[4]	12,000	11,999
International Bank for Reconstruction and Development 0.12% due 10/4/2013	11,800	11,800
Total short-term securities (cost: $334,342,000)		334,362
Total investment securities (cost: $5,883,381,000)		7,094,552
Other assets less liabilities		1,618
Net assets		$7,096,170

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

The fund has entered into forward currency contracts to sell currency as shown in the following table. The average notional amount of open forward currency contracts was $159,784,000 over the prior six-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 9/30/2013
	Settlement date	Counterparty	(000)	(000)	(000)

Sales:
Japanese yen	10/3/2013	Citibank	$6,159	¥600,000	$ 54
Japanese yen	10/4/2013	UBS AG	$15,263	¥1,490,000	104
Japanese yen	10/10/2013	Bank of New York Mellon	$24,097	¥2,400,000	(320)
Japanese yen	10/11/2013	Citibank	$10,096	¥1,000,000	(78)
Japanese yen	11/5/2013	HSBC Bank	$115,795	¥11,372,592	71
					$(169)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $69,013,000, which represented .97% of the net assets of the fund.
[3]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $7,260,000, which represented .10% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $254,427,000, which represented 3.59% of the net assets of the fund.
[5]	Step bond; coupon rate will increase at a later date.
[6]	Coupon rate may change periodically.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$ 1,787,596	$ —	$—	$ 1,787,596
Consumer discretionary	809,312	—	—	809,312
Energy	595,766	—	—	595,766
Industrials	576,948	—	—	576,948
Information technology	525,422	—	—	525,422
Utilities	460,116	—	—	460,116
Health care	439,669	—	—	439,669
Telecommunication services	401,019	—	—	401,019
Consumer staples	381,161	—	—	381,161
Materials	214,103	69,013	—	283,116
Miscellaneous	234,644	—	—	234,644
Preferred stocks	—	12,840	—	12,840
Warrants		26,259	—	—
26,259
Convertible securities	—	70,322	—	70,322
Bonds, notes & other debt instruments	—	156,000	—	156,000
Short-term securities	—	334,362	—	334,362
Total	$6,452,015	$642,537	$—	$7,094,552

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$ 229	$—	$ 229
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(398)	—	(398)
Total	$—	$(169)	$—	$(169)

* Forward currency contracts are not included in the investment portfolio.

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$1,331,184
Gross unrealized depreciation on investment securities	(131,257)
Net unrealized appreciation on investment securities	1,199,927
Cost of investment securities for federal income tax purposes	5,894,625

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

FDR = Fiduciary Depositary Receipts

GDR = Global Depositary Receipts

€ = Euros

¥ = Japanese yen

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-034-1113O-S37748

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 27, 2013

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 27, 2013